2026 Second Quarter Results Earnings Release Presentation Exhibit 99.3

Cautionary Statement and Additional Disclosures 2 DATES AND PERIODS PRESENTED Unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e., fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. MONETARY AMOUNTS Unless otherwise stated, all monetary amounts in this Presentation other than share, per share and capital ratio amounts, are stated in thousands. CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS This presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, CCFBank National Association (“CCFBank”) . The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. Similarly, statements that describe the Company’s future plans, objectives or goals are also forward-looking statements. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include: conditions in the financial markets and economic conditions generally; the impact of inflation on our business and our customers; geopolitical tensions, including current or anticipated impact of military conflicts; higher lending risks associated with our commercial and agricultural banking activities; future pandemics; cybersecurity risks; adverse impacts on the regional banking industry and the business environment in which the Company and the Bank operate; interest rate risk; lending risk; changes in the fair value or ratings downgrades of our securities; the sufficiency of allowance for credit losses; competitive pressures from others in the financial services industry, including non-depository institutions; disintermediation risk (including the use of emerging financing technologies such as cryptocurrencies); our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our ability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; volatility of our stock price (including possible removal from the Russell 3000® Index and related indexes); accounting standards for credit losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or Bank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, "Risk Factors," in the Company's Form 10-K, for the year ended December 31, 2025, filed with the Securities and Exchange Commission ("SEC") on March 5, 2026, and the Company's subsequent filings with the SEC. The forward-looking statements made herein are only made as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non·GAAP financial measures referred to herein include net income as adjusted, diluted EPS as adjusted, ROAA as adjusted, return on average tangible common equity (ROATCE), ROATCE as adjusted, tangible book value, tangible book value per share, efficiency ratio as adjusted and tangible common equity / tangible assets. Reconciliations of all Non·GAAP financial measures used herein to the comparable GAAP financial measures appear in the appendix at the end of this presentation. SOURCE Unless otherwise noted, internal Company documents

Investment Summary Markets EPS expansion, quarterly dividend and stock buybacks 3 Returns Asset Quality Modest growth markets with diverse industries support steady balance sheet growth Historical charge offs less than 5 bps during the last five years, while maintaining strong ACL reserves Insider Ownership Board and Executive Management, including former chairperson, beneficially own 6% of outstanding shares Balance Sheet Strong capital ratios, solid liquidity and funding to support organic loan growth M & A Fiduciary duty to enhance shareholder value

Performance Objectives Capital Management Credit Financial Performance Culture Exceed 1% ROA and 12% ROATCE through modest organic loan and deposit growth and efficiency ratio in the low to mid 60% range Consumer deposit to business deposit at approximately 50%-50%, broad industry loan exposure, and granularity of individual loan and deposit accounts Minimize net charge-offs to less than 5 bps Leadership that engages and empowers colleagues to execute our business strategy with accountability for results 4 Diversification Maintain TCE>8% to support organic loan growth, quarterly dividend, M&A activity and share buybacks

Operating Market Overview CZWI operates in diverse markets within the northwestern region of Wisconsin, metro Twin Cities, and the Mankato, Minnesota MSA Source: S&P Global Market Intelligence 0 0 0 0 0 5

$574 $733 $759 $1,177 $1,238 $1,311 $1,412 $1,461 $1,369 $1,340 $1,358 $1,383 $558 $743 $747 $1,196 $1,295 $1,388 $1,425 $1,519 $1,488 $1,524 $1,566 $1,554 $696 $941 $975 $1,531 $1,649 $1,740 $1,816 $1,851 $1,749 $1,782 $1,823 $1,814 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 Franchise Expansion CZWI has transformed the Company from a consumer bank to a commercial bank to strengthen the earnings profile and franchise  Total Assets Loans Receivable  Total Deposits Source: S&P Global Market Intelligence, company filings 6 July 2019 Assets: $192mm Tomah, WI May 2016 Assets: $154mm Rice Lake, WI 2 Central Bank branches February 2016 Deposits: $27mm Northwestern WI August 2017 Assets: $269mm Wells, MN October 2018 Assets: $269mm Osseo, WI

2 82 12 14 18 6 6 SD 5 ND 10 7 4 812 10 1 2 13 7 7 3 NE 30 IA 38 MN 33 WI 41 7 Merger & Acquisition Opportunity Landscape Targets Banks IA MN ND NE SD WI Total # of Institutions 38 33 10 30 5 41 157 Total Population 3,253,819 5,814,567 802,867 2,018,899 932,872 5,974,383 18,797,407 Total Deposits ($M) 23,347 20,596 6,244 18,626 3,099 24,764 96,677 Significant Growth Opportunities:  Attractive demographic trends  Low-cost deposit bases  Meaningful scale  Strategic deployment of liquidity  Superior asset quality metrics  Desirable operating markets  Rich profitability profiles Citizens Community Bancorp, Inc. (CZWI) headquarters Note: Includes commercial & savings banks and savings & loan associations with total assets between $500M and $1.25B as of MRQ; Excludes mutual banks; Regulatory financial data as of 12/31/2025 Source: S&P Capital IQ Pro

Values Our six main values are: integrity, commitment, innovation, collaboration, focus, and sustainability. Vision Make more possible for our customers, colleagues, communities, and shareholders! Mission Provide the best products, service, and ideas to our customers every interaction every day. Culture and Engagement 8 20262025 2024 2023 Participation Rate: 94.0%95.0%95.1%84.8% 87.4% 84.2% 76.8% 84.9% 70.2% 90.9% 86.0% 82.9% 82.6% 87.0% 69.4% 87.8% 86.0% 81.4% 82.1% 84.8% 66.5% 89.2% 77.9% 83.4% 84.7% 86.8% 74.2% 92.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Overall* Role Team Supervisor Compensation Organization Colleague Satisfaction Score 2023 2024 2025 2026 Excellent Target *Vendor method in scoring is the reason for the reduction in “Overall” for 2026

Pre-Provision Net Revenue (PPNR) 9 Pre-Provision Net Revenue (“PPNR”) is defined as net interest income plus total non-interest income minus total non-interest expense. This measure is a non-GAAP financial measure since it excludes the provision for (recovery of) credit losses included in net income. This measure should not be viewed as a substitute for operating results determined in accordance with GAAP. Pre-provision net revenue includes net interest income recognized on the payoff of nonaccrual loans and loans with purchase credit discounts of $0.3 million and $1.1 million for the three-month periods ended September 30, 2025, and June 30, 2025, respectively. Jun-26 Mar-26 Dec-25 Sep-25 Jun-25 Pre-tax income 1,237$ 4,632$ 4,885$ 4,535$ 4,047$ Add back provision for credit losses 4,325 750 200 650 1,350 Subtract provision reversal for credit losses - - - - - Pre-Provision net revenue 5,562$ 5,382$ 5,085$ 5,185$ 5,397$ ($000) Pre-Provision Net Revenue (PPNR) Quarter Ended

Net Income and Diluted EPS Source: S&P Global Market Intelligence, company filings Net Income as Adjusted and Diluted EPS as Adjusted are non-GAAP financial measures, which management believes may be helpful in understanding the Company's results of operations or financial position and comparing results over different periods. Reconciliation of Net Income as Adjusted and Diluted EPS as Adjusted to the comparable GAAP financial measures can be found in the appendix of this presentation. These measures should not be viewed as a substitute for operating results determined in accordance with GAAP. 10 $12,725 $21,266 $17,761 $13,059 $13,751 $14,420 $3,755 $1,102 $12,425 $21,339 $18,500 $13,321 $13,883 $14,420 $3,755 $1,102 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 NET INCOME NET INCOME NET INCOME AS ADJUSTED ANNUAL VS. QUARTERLY $1.14 $1.98 $1.69 $1.25 $1.34 $1.46 $0.39 $0.11 $1.11 $1.99 $1.76 $1.28 $1.35 $1.46 $0.39 $0.11 $0.00 $0.50 $1.00 $1.50 $2.00 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 DILUTED EPS DILUTED EPS DILUTED EPS AS ADJUSTED ANNUAL VS. QUARTERLY

Book Value, Tangible Book Value, and Core Net Revenue Detail Source: S&P Global Market Intelligence, company filings Tangible book value per share is a non-GAAP measure, which management believes may be helpful in assessing capital adequacy. The reconciliation of tangible book value per share can be found in the appendix of this presentation. This measure should not be viewed as a substitute for operating results determined in accordance with GAAP. 11 $11.18 $12.90 $12.77 $13.42 $14.69 $16.23 $16.52 $16.55 $14.52 $16.27 $16.03 $16.60 $17.94 $19.54 $19.82 $19.83 $0.00 $5.00 $10.00 $15.00 $20.00 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 BOOK VALUE AND TANGIBLE BOOK VALUE PER SHARE TANGIBLE BOOK VALUE PER SHARE BOOK VALUE PER SHARE ANNUAL VS. QUARTERLY $43,673 $40,532 $41,743 $40,142 $42,306 $42,936 $21,276 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2020 2021 2022 2023 2024 2025 2026 YTD CORE NET REVENUE DETAIL ($000) NET INTEREST INCOME NON-INTEREST INCOME NON-INTEREST EXPENSE $68,703 $69,491 $56,581$58,599 $62,327 $32,220 $66,799

Quarterly data is annualized for the quarterly 2026 information. Return on average assets (ROAA) as adjusted, return on average tangible common equity (ROATCE), and ROATCE as adjusted are non-GAAP measures, which management believes may be helpful in understanding the underlying business performance trends related to average assets and average tangible equity. Reconciliations of ROAA as adjusted, ROTCE, and ROTCE as adjusted can be found in the appendix of this presentation. These measures should not be viewed as substitutes for operating results determined in accordance with GAAP. Return on Average Assets (ROAA) and Return on Average Tangible Common Equity (ROATCE) Source: SEC filings and Company documents 12 0.80% 1.23% 1.00% 0.71% 0.76% 0.82% 0.85% 0.25% 0.78% 1.24% 1.04% 0.73% 0.77% 0.82% 0.85% 0.25% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 ROAA ROAA ROAA AS ADJUSTED ANNUAL VS. QUARTERLY 12.1% 17.6% 14.4% 10.3% 10.0% 9.9% 9.9% 3.0% 11.8% 17.6% 14.9% 10.5% 10.1% 9.9% 9.9% 3.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 ROATCE ROATCE ROATCE AS ADJUSTED ANNUAL VS. QUARTERLY

Efficiency Ratio, Net Interest Income (NII), and Net Interest Margin (NIM) The efficiency ratio as adjusted is a non-GAAP measure, which management believes may be helpful in understanding the underlying business performance trends related to non-interest expense. A reconciliation of the efficiency ratio as adjusted to its comparable GAAP financial measure can be found in the appendix of this presentation. This measure should not be viewed as a substitute for operating results determined in accordance with GAAP. 13 61% 57% 61% 68% 72% 68% 66% 65% 62% 57% 59% 67% 72% 68% 66% 65% 0% 15% 30% 45% 60% 75% 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 EFFICIENCY RATIO EFFICIENCY RATIO EFFICIENCY RATIO AS ADJUSTED ANNUAL VS. QUARTERLY $50,255 $53,667 $56,369 $48,349 $46,474 $51,184 $26,513 3.40% 3.34% 3.39% 2.81% 2.73% 3.12% 3.20% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2020 2021 2022 2023 2024 2025 2026 YTD NII AND NIM ($000) NET INTEREST INCOME NET INTEREST MARGIN

Citizens Community Bancorp, Inc. Capital Ratios 14 7.7% 7.9% 8.5% 8.9% 9.5% 9.9% 9.8% 9.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 LEVERAGE RATIO 10.5% 9.7% 9.7% 10.3% 11.4% 11.6% 11.3% 11.2% 0.0% 4.0% 8.0% 12.0% 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 COMMON EQUITY TIER 1 RATIO 14.3% 13.1% 14.0% 14.7% 16.1% 15.3% 14.9% 14.7% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 18.0% 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 TOTAL CAPITAL RATIO Tangible common equity / tangible assets is a non-GAAP measure, which management believes may be helpful in understanding the underlying business performance trends related to tangible assets and tangible common equity. A reconciliation of tangible common equity / tangible assets to its comparable financial measure can be found in the appendix of the presentation. This measure should not be viewed as a substitute for operating results determined in accordance with GAAP. 7.7% 7.9% 7.5% 7.7% 8.5% 8.9% 8.9% 9.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 TANGIBLE COMMON EQUITY / TANGIBLE ASSETS

CZWI Shares Repurchased and Tangible Common Equity (TCE) as a Percent of Tangible Assets (non-GAAP) Tangible common equity / tangible assets is a non-GAAP measure, which management believes may be helpful in understanding the underlying business performance trends related to tangible assets and tangible common equity. A reconciliation of tangible common equity and tangible assets to its comparable financial measure can be found in the appendix of the presentation. This measure should not be viewed as a substitute for operating results determined in accordance with GAAP. 15 7.7% 7.9% 7.5% 7.7% 8.5% 8.9% 9.0% 253,431 620,197 128,923 41,646 476,099 385,252 881 0 125,000 250,000 375,000 500,000 625,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 2020 2021 2022 2023 2024 2025 2026 YTD SHARES REPURCHASED AND TCE / TANGIBLE ASSETS TCE RATIO SHARES REPURCHASED

Asset Quality 1.38% 1.29% 1.27% 1.57% 1.50% 1.67% 1.69% 1.87% 0.00% 0.50% 1.00% 1.50% 2.00% 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 ALLOWANCE FOR CREDIT LOSSES (ACL) - LOANS / LOANS 0.70% 0.76% 0.70% 0.83% 0.82% 0.94% 1.00% 1.79% 0.00% 0.50% 1.00% 1.50% 2.00% 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 NONPERFORMING ASSETS (NPA) / ASSETS 16 150% 143% 157% 169% 154% 141% 132% 82% 0% 50% 100% 150% 200% 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FY Mar-26 Jun-26 ACL-LOANS / NONPERFORMING LOANS (NPL) 0.08% 0.01% 0.03% -0.03% 0.01% 0.00% 0.06% 0.42% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 NET CHARGE-OFFS (RECOVERIES) / AVERAGE LOANS Quarterly data is annualized for the quarterly 2026 information.

Portfolio Contractual Fixed Rate Repricing 17 The table below shows the impact of loan, securities, and certificate contractual fixed rate maturing and repricing: Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 Maturing or Repricing Loans: Contractual balance 93$ 96$ 53$ 67$ 43$ 68$ Contractual interest rate 3.82% 3.92% 4.13% 4.60% 4.99% 5.33% Maturing or Repricing Securities: Contractual balance 7$ 3$ 3$ -$ 4$ -$ Contractual interest rate 3.44% 3.35% 3.31% 0.00% 5.93% 0.00% Maturing Certificate Accounts: Contractual balance 134$ 98$ 66$ 27$ 12$ -$ Contractual interest rate 3.77% 3.70% 3.64% 3.54% 3.57% 0.00% (in millions, except yields) Portfolio Contractual Fixed Rate Repricing by Future Quarters

Citizens Community Bancorp Inc.

Loan Portfolio

09/30/2016


Consumer 33%
CRE, C&I, Ag. Related, C&D 34%
Residential & HELOC 33%

06/30/2026


Residential & HELOC 9%
Consumer 1%
CRE, C&I, Ag. Related, C&D 90%

Loan Portfolio - Quarter Lookback

($000)	Sep-16	Dec-20	Dec-21	Dec-22	Dec-23	Dec-24	Dec-25	Mar-26	Jun-26
Commercial Real Estate	$54,600	$425,283	$610,214	$630,857	$653,437	$621,251	$596,063	$606,001	$643,368
Housing related CRE	$53,475	$204,544	$266,600	$304,022	$325,189	$308,572	$332,733	$333,005	$340,904
Commercial & Industrial	$31,001	$116,553	$122,167	$136,013	$121,666	$115,657	$105,907	$114,379	$117,215
Ag. Real Estate / Ag. Operating	$42,845	$101,580	$110,083	$116,714	$109,041	$104,130	$102,511	$98,738	$100,809
Construction & Development	$16,580	$98,517	$79,520	$102,492	$110,941	$78,489	$75,767	$83,213	$56,090
Residential mortgage	$187,738	$137,646	$94,861	$108,651	$131,901	$135,297	$123,764	$119,137	$118,488
Indirect Consumer Installment	$168,294	$25,851	$15,971	$10,236	$6,535	$3,970	$2,224	$1,902	$1,559
Consumer Installment	$19,715	$13,213	$8,874	$7,150	$6,187	$5,012	$3,997	$4,633	$7,267
Gross Loans Ex SBA PPP Loans	**$574,248**	**$1,123,187**	**$1,308,290**	**$1,416,135**	**$1,464,897**	**$1,372,378**	**$1,342,966**	**$1,361,008**	**$1,385,700**
SBA PPP Loans	$0	$123,702	$8,755	$0	$0	$0	$0	$0	$0
Total Gross Loans	**$574,248**	**$1,246,889**	**$1,317,045**	**$1,416,135**	**$1,464,897**	**$1,372,378**	**$1,342,966**	**$1,361,008**	**$1,385,700**

Notes:

(1) Company has no credit card loans.

(2) Company has one $5.5 million NDFI loan, which is the senior loan for the Bank Holding Company of an FDIC insured Bank.

(3) Average loan yield for Q2 2026 was 5.68%

18

Deposit Composition Source: S&P Global Market Intelligence, company filings Non-Interest- Bearing Demand 8% Interest- Bearing Demand 9% MMDA & Savings 34% CDs 49% 19 Non- Interest- Bearing Demand 17% Interest- Bearing Demand 25% MMDA & Savings 36% CDs 22% 09/30/2016 06/30/2026 ($000) Sep-16 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 Mar-26 Jun-26 Non-interest-bearing demand deposits $45,408 $238,348 $276,631 $284,726 $265,704 $252,656 $264,394 $271,396 $274,822 Interest-bearing demand deposits $48,934 $301,764 $396,231 $371,210 $343,276 $355,750 $367,958 $392,684 $384,101 Q2 2026 Savings accounts $52,153 $196,348 $222,674 $220,019 $176,548 $159,821 $151,525 $152,487 $145,390 Cost of Deposits Money market accounts $137,234 $245,549 $288,985 $323,435 $374,055 $369,534 $392,900 $404,991 $408,305 2.07% Certificate accounts $273,948 $313,247 $203,014 $225,334 $359,509 $350,387 $347,322 $344,064 $341,799 Total Deposits $557,677 $1,295,256 $1,387,535 $1,424,724 $1,519,092 $1,488,148 $1,524,099 $1,565,622 $1,554,417 Deposit Composition - Quarter Lookback

$27,565 $30,653 $35,266 $40,904 $51,710 $55,501 $60,212 $61,425 $66,132 $71,404 $73,301 $72,780 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Mar-26 Jun-26 TOTAL DEPOSITS, WHOLESALE, AND BRANCH DEPOSITS ($000) WHOLESALE DEPOSITS BRANCH DEPOSITS AVERAGE BRANCH DEPOSITS ANNUAL VS. QUARTERLY 23 27 $557,677 $742,504 $1,007,512 $1,195,702 $1,295,256 $1,519,092 21 $1,488,148 $1,524,099 2520 28 25 2325 23 22 21 $1,565,622 21 $1,554,417 Branch Deposit Growth Includes branch acquisitions and consolidations 20 20 White Numbers Indicate Branch Count $1,387,535 $1,424,724 Source: S&P Global Market Intelligence, company filings  The number of branches has increased by one since 2016  17 branches purchased  2 branches opened  18 branches closed, consolidated, or sold

Appendix 21

Citizens Community Bancorp Inc.

Net Interest Margin Analysis

($000, except yields and rates)	Quarter ended June 30, 2026 Average Balance	Quarter ended June 30, 2026 Interest Income/ Expense	Quarter ended June 30, 2026 Average Yield/ Rate	Quarter ended March 31, 2026 Average Balance	Quarter ended March 31, 2026 Interest Income/ Expense	Quarter ended March 31, 2026 Average Yield/ Rate	Quarter ended December 31, 2025 Average Balance	Quarter ended December 31, 2025 Interest Income/ Expense	Quarter ended December 31, 2025 Average Yield/ Rate	Quarter ended September 30, 2025 Average Balance	Quarter ended September 30, 2025 Interest Income/ Expense	Quarter ended September 30, 2025 Average Yield/ Rate
Average interest earning assets:												
Cash and cash equivalents	$ 98,575	$ 908	3.69%	$ 105,651	$ 961	3.69%	$ 84,678	$ 842	3.94%	$ 62,395	$ 693	4.41%
Loans receivable	1,363,849	19,322	5.68%	1,328,448	18,769	5.73%	1,329,456	19,034	5.68%	1,342,635	19,759	5.84%
Investment securities	209,228	1,650	3.16%	214,412	1,630	3.08%	218,205	1,739	3.16%	220,213	1,738	3.13%
Non-marketable equity securities, at cost	12,491	154	4.95%	12,503	156	5.06%	12,390	156	5.00%	12,373	64	2.05%
Total interest earning assets	$ 1,684,143	$ 22,034	5.25%	$ 1,661,014	$ 21,516	5.25%	$ 1,644,729	$ 21,771	5.25%	$ 1,637,616	$ 22,254	5.39%
Average interest-bearing liabilities:												
Total deposits	$ 1,281,098	$ 7,819	2.45%	$ 1,267,753	$ 7,791	2.49%	$ 1,233,678	$ 7,998	2.57%	$ 1,233,572	$ 8,220	2.64%
FHLB Advances & Other Borrowings	51,920	711	5.49%	51,824	715	5.60%	50,941	708	5.51%	54,389	820	5.98%
Total interest bearing liabilities	$ 1,333,018	$ 8,530	2.57%	$ 1,319,577	$ 8,506	2.61%	$ 1,284,619	$ 8,706	2.69%	$ 1,287,961	$ 9,040	2.78%
Net interest income		$ 13,504			$ 13,010			$ 13,065			$ 13,214	
Interest Rate Spread			**2.68%**			**2.64%**			**2.56%**			**2.61%**
Net interest margin			**3.22%**			**3.18%**			**3.15%**			**3.20%**

Source: S&P Global Market Intelligence, company filings

22

Interest Rate Risk 23 (1) Assumes an immediate and parallel shift in the yield curve at all maturities. Note: The tables above may not be indicative of future results. Change in Interest Rates In Basis Points ("bp") Rate Shock in Rates (1) Percent Change Change in Interest Rates In Basis Points ("bp") Rate Shock in Rates (1) Percent Change +300 bp 4% +300 bp 6% +200 bp 3% +200 bp 4% +100 bp 1% +100 bp 2% -100 bp -1% -100 bp -4% -200 bp -3% -200 bp -8% Change in Interest Rates In Basis Points ("bp") Rate Shock in Rates (1) Percent Change Change in Interest Rates In Basis Points ("bp") Rate Shock in Rates (1) Percent Change +300 bp -6% +300 bp -4% +200 bp -4% +200 bp -2% +100 bp -2% +100 bp -1% -100 bp 2% -100 bp -1% -200 bp 3% -200 bp -1% December 31, 2025June 30, 2026 December 31, 2025June 30, 2026 Economic Value of Equity (EVE) Net Interest Income Over One Year Horizon

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Reconciliation of GAAP Earnings and Core Earnings (non-GAAP):

	2020	2021	2022	2023	2024	2025	Mar-26	Jun-26
GAAP pre-tax earnings	$ 17,280	$ 28,959	$ 23,581	$ 18,932	$ 17,450	$ 17,441	$ 4,632	$ 1,237
Merger related costs (1)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Branch closure costs (2)	$ 165	$ -	$ 981	$ 380	$ 168	$ -	$ -	$ -
Settlement proceeds (3)	$ (131)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
FHLB borrowings prepayment fee (4)	$ -	$ 102	$ -	$ -	$ -	$ -	$ -	$ -
Net gain on sale of acquired business lines (5)	$ (432)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Income before provision for income taxes as adjusted (6)	$ 16,882	$ 29,061	$ 24,562	$ 19,312	$ 17,618	$ 17,441	$ 4,632	$ 1,237
Provision for income tax on pre-tax earnings as adjusted (7)	$ 4,457	$ 7,722	$ 6,062	$ 5,991	$ 3,735	$ 3,021	$ 877	$ 135
Total provision for income tax as adjusted	$ 4,457	$ 7,722	$ 6,062	$ 5,991	$ 3,735	$ 3,021	$ 877	$ 135
Net income as adjusted (non-GAAP) (6)	$ 12,425	$ 21,339	$ 18,500	$ 13,321	$ 13,883	$ 14,420	$ 3,755	$ 1,102
GAAP diluted earnings per share, net of tax	$ 1.14	$ 1.98	$ 1.69	$ 1.25	$ 1.34	$ 1.46	$ 0.39	$ 0.11
Merger related costs, net of tax	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Branch related costs, net of tax	$ 0.01	$ -	$ 0.07	$ 0.03	$ 0.01	$ -	$ -	$ -
Settlement proceeds	$ (0.01)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
FHLB borrowings prepayment fee	$ -	$ 0.01	$ -	$ -	$ -	$ -	$ -	$ -
Net gain on sale of acquired business lines	$ (0.03)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Diluted earnings per share, as adjusted, net of tax (non-GAAP)	$ 1.11	$ 1.99	$ 1.76	$ 1.28	$ 1.35	$ 1.46	$ 0.39	$ 0.11
Average diluted shares outstanding	11,161,811	10,726,539	10,513,773	10,470,298	10,262,710	9,906,893	9,636,118	9,647,111

24

(1) All costs incurred are presented as professional fees and other non-interest expense in the consolidated statement of operations and include costs $0, $0, $0, $0, $0, $0, $0, and $0 for the three months ended June 30, 2026, and March 31, 2026, and years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, and December 31, 2020, respectively, which are nondeductible expenses for federal income tax purposes. (2) Branch closure costs include severance pay recorded in compensation and benefits, accelerated depreciation expense and lease termination fees included in occupancy, and other costs included in other non-interest expense in the consolidated statement of operations. In addition, other non-interest expense includes costs associated with three branch closures during the quarter ended December 31, 2020, one branch closure in the quarter ended September 30, 2022, two branch closures in the quarter ended December 31, 2022, and one branch office closure in the quarter ended December 31, 2023. (3) Settlement proceeds includes litigation income from a JP Morgan Residential Mortgage-Backed Security (RMBS) claim. This JP Morgan RMBS was previously owned by the Bank and sold in 2011. (4) The prepayment fee to restructure our FHLB borrowings is included in other non-interest expense in the consolidated statement of operations. (5) Net gain on sale of acquired business lines resulted from (a) the sale of Wells Insurance Agency and (b) the termination and sale of the wealth management business line sales contract acquired in a former acquisition. (6) Pre-tax net income as adjusted and net income as adjusted are non-GAAP measures that management believes enhances the market’s ability to assess the underlying business performance and trends related to core business activities. (7) Provision for income tax on pre-tax income as adjusted is calculated at our effective tax rate for each respective period presented. 25 Reconciliation of Non-GAAP Financial Measures

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Return on Average Assets (ROAA) as Adjusted

(In thousands except ROAA and ROAA as adjusted)

	2020	2021	2022	2023	2024	2025	Mar-26	Jun-26
Net income	$ 12,725	$ 21,266	$ 17,761	$ 13,059	$ 13,751	$ 14,420	$ 3,755	$ 1,102
Net income as adjusted	$ 12,425	$ 21,339	$ 18,500	$ 13,321	$ 13,883	$ 14,420	$ 3,755	$ 1,102
Average assets	$ 1,594,053	$ 1,722,483	$ 1,775,049	$ 1,836,337	$ 1,808,256	$ 1,749,437	$ 1,786,218	$ 1,803,346
Return on average assets	**0.80%**	**1.23%**	**1.00%**	**0.71%**	**0.76%**	**0.82%**	**0.85%**	**0.25%**
Return on average assets as adjusted	**0.78%**	**1.24%**	**1.04%**	**0.73%**	**0.77%**	**0.82%**	**0.85%**	**0.25%**

Return on Average Tangible Common Equity (ROATCE) as Adjusted

(In thousands except ROATCE and ROATCE as adjusted)

	2020	2021	2022	2023	2024	2025	Mar-26	Jun-26
Common Equity	$ 160,564	$ 170,866	$ 167,088	$ 173,334	$ 179,084	$ 187,939	$ 190,874	$ 191,348
Less: Goodwill	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)
Less: Core deposit and other intangibles	(5,494)	(3,898)	(2,449)	(1,694)	(979)	(395)	(282)	(169)
Tangible common equity (TCE)	$ 123,572	$ 135,470	$ 133,141	$ 140,142	$ 146,607	$ 156,046	$ 159,094	$ 159,681
Average tangible common equity	$ 115,313	$ 127,793	$ 131,305	$ 132,409	$ 142,641	$ 150,722	$ 157,546	$ 159,174
Net income	$ 12,725	$ 21,266	$ 17,761	$ 13,059	$ 13,751	$ 14,420	$ 3,755	$ 1,102
Intangible amortization, net of tax	1,194	1,171	1,095	521	563	483	92	101
Tangible net income	$ 13,919	$ 22,437	$ 18,856	$ 13,580	$ 14,314	$ 14,903	$ 3,847	$ 1,203
Net income as adjusted	$ 12,425	$ 21,339	$ 18,500	$ 13,321	$ 13,883	$ 14,420	$ 3,755	$ 1,102
Intangible amortization, net of tax	1,194	1,171	1,095	521	563	483	92	101
Tangible net income as adjusted	$ 13,619	$ 22,510	$ 19,595	$ 13,842	$ 14,446	$ 14,903	$ 3,847	$ 1,203
ROATCE	**12.1%**	**17.6%**	**14.4%**	**10.3%**	**10.0%**	**9.9%**	**9.9%**	**3.0%**
ROATCE as adjusted	**11.8%**	**17.6%**	**14.9%**	**10.5%**	**10.1%**	**9.9%**	**9.9%**	**3.0%**

Note: All quarterly period ratios are annualized for net income / net income as adjusted.

26

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Efficiency Ratio as Adjusted

(In thousands except Efficiency Ratio and Efficiency Ratio as adjusted)

	2020	2021	2022	2023	2024	2025	Mar-26	Jun-26
Non-interest expense (GAAP)	$ 43,673	$ 40,532	$ 41,743	$ 40,142	$ 42,306	$ 42,936	$ 10,727	$ 10,549
Less amortization of intangibles	(1,622)	(1,596)	(1,449)	(755)	(715)	(584)	(113)	(113)
Efficiency ratio numerator	42,051	38,936	40,294	39,387	41,591	42,352	10,614	10,436
Merger related costs	-	-	-	-	-	-	-	-
Branch closure costs	(165)	-	(981)	(380)	(168)	-	-	-
Audit and financial reporting	-	-	-	-	-	-	-	-
Prepayment fee	-	(102)	-	-	-	-	-	-
Efficiency ratio numerator as adjusted	$ 41,886	$ 38,834	$ 39,313	$ 39,007	$ 41,423	$ 42,352	$ 10,614	$ 10,436
Non-interest income	$ 18,448	$ 15,824	$ 10,430	$ 10,250	$ 10,107	$ 11,143	$ 3,099	$ 2,607
Net interest income	50,255	53,667	56,369	48,349	46,474	51,184	13,010	13,504
Add back net losses on debt and equity securities	-	-	-	-	(856)	-	(59)	-
Subtract net gains on debt and equity securities	110	1,224	541	459	-	234	-	160
Efficiency ratio denominator (GAAP)	68,593	68,267	66,258	58,140	57,437	62,093	16,168	15,951
Net gain on sale of branch	-	-	-	-	-	-	-	-
Net gain on sale of acquired business lines	(432)	-	-	-	-	-	-	-
Settlement proceeds	(131)	-	-	-	-	-	-	-
Efficiency ratio denominator as adjusted	$ 68,030	$ 68,267	$ 66,258	$ 58,140	$ 57,437	$ 62,093	$ 16,168	$ 15,951
Efficiency ratio	61%	57%	61%	68%	72%	68%	66%	65%
Efficiency ratio as adjusted	62%	57%	59%	67%	72%	68%	66%	65%

Tangible Book Value Per Share (TBVPS) as Adjusted

(In thousands except Shares Outstanding, Book Value and TBVPS)

	2020	2021	2022	2023	2024	2025	Mar-26	Jun-26
Total Stockholders' equity	$ 160,564	$ 170,866	$ 167,088	$ 173,334	$ 179,084	$ 187,939	$ 190,874	$ 191,348
Less: Goodwill	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)
Less: Core deposit and intangibles	(5,494)	(3,898)	(2,449)	(1,694)	(979)	(395)	(282)	(169)
Tangible book value (non-GAAP)	$ 123,572	$ 135,470	$ 133,141	$ 140,142	$ 146,607	$ 156,046	$ 159,094	$ 159,681
Shares outstanding	11,056,349	10,502,442	10,425,119	10,440,591	9,981,996	9,617,245	9,628,612	9,650,231
Book Value	$ 14.52	$ 16.27	$ 16.03	$ 16.60	$ 17.94	$ 19.54	$ 19.82	$ 19.83
TBVPS	$ 11.18	$ 12.90	$ 12.77	$ 13.42	$ 14.69	$ 16.23	$ 16.52	$ 16.55

Tangible Common Equity / Tangible Assets

(In thousands except Tangible Common Equity / Tangible Asets)

	2020	2021	2022	2023	2024	2025	Mar-26	Jun-26
Total Assets	$ 1,649,095	$ 1,739,628	$ 1,816,367	$ 1,851,391	$ 1,748,519	$ 1,781,755	$ 1,822,974	$ 1,814,309
Less: Goodwill	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)
Less: Core deposit and intangibles	(5,494)	(3,898)	(2,449)	(1,694)	(979)	(395)	(282)	(169)
Tangible assets (non-GAAP)	$ 1,612,103	$ 1,704,232	$ 1,782,420	$ 1,818,199	$ 1,716,042	$ 1,749,862	$ 1,791,194	$ 1,782,642
Total Stockhoders' Equity/Total Assets	9.7%	9.8%	9.2%	9.4%	10.2%	10.5%	10.5%	10.6%
Tangible Common Equity / Tangible Assets	7.7%	7.9%	7.5%	7.7%	8.5%	8.9%	8.9%	9.0%

Note: All quarterly period ratios are annualized for net income / net income as adjusted

27

Source: S&P Global Market Intelligence, eauclairedevelopment.com, greatermankato.com, Google Images, US Bureau of Labor Statistics Eau Claire MSA:  Features a broad-based, diverse economy, which is driven by commercial, housing, retail and medical industries. Mankato MSA:  The Mankato market also possesses a broad-based, diverse economy, which is driven by manufacturing, agribusiness, health care and education. Mankato Area EmployersEau Claire Area Employers Market Demographics 28 9.5% 3.3% 2.3% 2.4% 2.6% 2.8% 2.6% 9.8% 3.3% 1.6% 2.2% 2.6% 3.1% 3.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% May-20 May-21 May-22 May-23 May-24 May-25 May-26 MSA Unemployment Rates Eau Claire MSA Mankato MSA

Leadership Team Mr. Stephen M. Bianchi, also known as Steve, has been the Chief Executive Officer and President of Citizens Community Bancorp, Inc. and CCFBank since June 24, 2016. He has been Chairman of Citizens Community Bancorp, Inc. since October 2018 and CCFBank National Association. As a banking veteran with over 40 years of experience, Mr. Bianchi served in several senior management positions at Wells Fargo Bank and with Associated Bank. He served as the Chief Executive Officer at HF Financial Corp. from October 2011 and its President from April 2010 to May 2015. Mr. Bianchi served as the Chief Executive Officer and President of Home Federal Bank, a subsidiary of HF Financial Corp. from August 2012 to May 2015. He served as the Interim Chief Executive Officer and Interim President of HF Financial Corp. from October 2011 until July 2012. Mr. Bianchi served as Senior Vice President at Associated Bank, where he served as Minnesota Regional President and Minnesota Regional Commercial Banking Manager from July 2006 to April 2010. Before that, he served as Twin Cities Business Banking Manager for Wells Fargo Bank, where he held several other management positions over 14 years. He has been a Director of Citizens Community Bancorp, Inc. since May 25, 2017. He has been a Director of CCFBank National Association since June 24, 2016. Mr. Bianchi received his B.S. degree in Finance and M.B.A. from Providence College. Stephen M. Bianchi Chairman of the Board President & CEO Mr. James S. Broucek, also known as Jim, has been Chief Financial Officer and Principal Accounting Officer at Citizens Community Bancorp, Inc and CCFBank since October 31, 2017. He serves as Executive Vice President, CFO, Treasurer, and Secretary of Citizens Community Bancorp, Inc. and of CCFBank National Association. He served as a Senior Manager of Wipfli LLP (“Wipfli”) from December 2013 to October 2017. Before joining Wipfli, Mr. Broucek held several positions with TCF Financial Corporation (“TCF Financial”) and its subsidiaries from 1995 to 2013, with his last position being Treasurer of TCF Financial. Prior to joining TCF Financial, Mr. Broucek served as the Controller of Great Lakes Bancorp. Mr. Broucek is a banking veteran with over 40 years of experience. Mr. Broucek holds a B.A. in mathematics and business administration with a concentration in accounting from Hope College. James S. Broucek Executive VP, CFO Principal Accounting Officer, Treasurer & Secretary 29